UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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DECKERS OUTDOOR CORPORATION

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Egan-Jones Joins Glass Lewis in Recommending Stockholders Vote “FOR” ALL of Deckers’ Nominees

Egan-Jones Highlights Uncertainty in Marcato’s Plans for Deckers

Deckers Urges Stockholders to Follow Egan-Jones and Glass Lewis’ Recommendation to

Vote “FOR” ALL Deckers Director Nominees on the WHITE Proxy Card

GOLETA, Calif. – December 6, 2017– Deckers Brands (NYSE: DECK), a global leader in designing, marketing and distributing innovative footwear, apparel and accessories, today announced that leading independent proxy advisory firm Egan-Jones Ratings Company (“Egan-Jones”) has joined Glass Lewis & Co., LLC (“Glass Lewis”) in recommending that stockholders vote “FOR” ALL of Deckers’ highly-qualified and experienced director nominees at the 2017 Annual Meeting of Stockholders to be held on December 14, 2017:

In its December 6, 2017 report, Egan-Jones stated1:

“Given the challenging environment the retail industry is facing, in our view, Deckers has consistently carried out its strategies and objectives in maximizing shareholder value. We recognize the Company’s efforts in mitigating the risks of the adverse performance of the retail industry as whole as depicted in its performance versus its peers.”

“We commend the Board’s current mix of directors with the appropriate skills and qualifications, which we believe, is crucial for the Company’s long-term progress.”

Egan-Jones also expressed the view that Marcato’s change to its proposed slate signals an uncertainty with respect to its own plans for Deckers.

Commenting on the report, Deckers issued the following statement:

We are pleased that Egan-Jones and Glass Lewis recognize that Deckers has the right Board and the right strategy to deliver value for all stockholders. The Deckers Board has been and will continue to be a significant agent of change, and remains committed to overseeing the successful transformation of Deckers and continuing to adhere to strong governance practices to enhance stockholder value creation.

Deckers reminds stockholders that their vote is extremely important, no matter how many shares they own. The Deckers Board unanimously urges stockholders to protect the value of their investment by using the WHITE proxy card to vote “FOR” ALL of Deckers’ director nominees. The Deckers Board advises all stockholders to simply discard any Gold proxy card or other proxy materials received from Marcato. Instead, to follow the Board’s recommendation, stockholders should use the WHITE proxy card to vote “FOR” ALL of Deckers’ director nominees.

1   Permission to use quotations neither sought nor obtained.

THE ANNUAL MEETING IS FAST APPROACHING!

PLEASE VOTE TODAY BY TELEPHONE OR BY INTERNET, USING THE WHITE PROXY CARD!

If you have questions, need assistance in voting your shares, or wish to change a prior vote, please contact:

INNISFREE M&A INCORPORATED

Stockholders Call Toll-Free:

(877) 750.0625 (from the U.S. and Canada)

or

(412) 232.3651 (from other locations)

Remember, please simply discard any Gold proxy card that you may receive from Marcato. The Deckers Board does not endorse any of Marcato’s nominees and urges you to NOT submit any proxy using Marcato’s gold proxy card, even as a protest vote. A withhold vote on Marcato’s Gold proxy card will revoke any earlier proxy that you have submitted to Deckers.

Deckers Brands is a global leader in designing, marketing and distributing innovative footwear, apparel and accessories developed for both everyday casual lifestyle use and high performance activities. The Company’s portfolio of brands includes UGG®, Koolaburra®, HOKA ONE ONE®, Teva® and Sanuk®. Deckers Brands products are sold in more than 50 countries and territories through select department and specialty stores, Company-owned and operated retail stores, and select online stores, including Company-owned websites. Deckers Brands has a 40-year history of building niche footwear brands into lifestyle market leaders attracting millions of loyal consumers globally. For more information, please visit www.deckers.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to considerable risks and uncertainties. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact contained in this press release, including statements regarding Deckers’ future strategies and cost-reduction initiatives. Deckers has attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent management’s current expectations and predictions about trends affecting Deckers’ business and industry and are based on information available as of the time such statements are made. Although Deckers does not make forward-looking statements unless it believes that it has a reasonable basis for doing so, Deckers cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause Deckers’ actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in Decker’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017, as well as in its other filings with the Securities and Exchange Commission.

Except as required by applicable law or the listing rules of the New York Stock Exchange, Deckers expressly disclaims any intent or obligation to update any forward-looking statements, or to update the reasons that actual results could differ materially from those expressed or implied by these forward-looking statements, whether to conform such statements to actual results or changes in Deckers’ expectations, or as a result of the availability of new information.

Contacts

Investors:
Deckers Brands
Steve Fasching, 805-967-7611
VP, Strategy & Investor Relations
or
Innisfree M&A Incorporated
Arthur B. Crozier, 212-750-5833
or
Media:
Joele Frank, Wilkinson Brimmer Katcher
Eric Brielmann / Amy Feng, 415-869-3950